UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

CHEMBIO DIAGNOSTICS, INC.
Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Wireless Blvd. Hauppauge, NY 11788
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CEMI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2022 Annual Meeting of Stockholders on May 24, 2022. The board of directors solicited proxies pursuant to a proxy statement that we filed on April 11, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation.
At the meeting, holders of common stock were asked to consider and vote upon the three proposals set forth below. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting. Shares of common stock representing 16,286,359, or 53.90% of the total votes attributable to all outstanding shares of common stock, were present in person or by proxy at the meeting.
The voting results reported below are final.
The matters considered and voted on by the stockholders at the meeting and the votes of the stockholders were as follows:
Proposal 1.	Stockholders voted as follows with respect to the election of each of the nominees for director identified in the proxy statement:

Nominee	For	Withhold	Broker Non-Votes
David W.K. Acheson	6,001,479	1,811,952	8,472,928
David W. Bespalko	5,992,539	1,820,892	8,472,928
Katherine L. Davis	5,809,292	2,004,139	8,472,928
Richard L. Eberly	5,944,476	1,868,955	8,472,928
John G. Potthoff	5,793,758	2,019,673	8,472,928
Leslie Teso-Lichtman	6,292,054	1,521,377	8,472,928

As a result of this vote, each of the six nominees was elected as a director to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.
Proposal 2.	Stockholders ratified the appointment of Ernst & Young LLP as independent auditor for the fiscal year ending December 31, 2022, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of appointment of Ernst & Young LLP	14,463,390	1,611,817	211,152	—

Proposal 3.	Stockholders approved, on a non-binding advisory basis, the compensation paid to our executive officers in 2021, as disclosed in the 2022 proxy statement, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on 2021 executive compensation	5,133,676	2,349,756	329,997	8,472,930

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.
Chembio Diagnostics, Inc.

Dated: May 26, 2022	By:	/s/ Lawrence J. Steenvoorden
Executive Vice President and Chief Financial Officer